EXHIBIT 4.2

                                 [UICI Logo]
NUMBER                                                     Shares


A-1 COMMON STOCK                                           COMMON STOCK



                                     UICI

          INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


                                                               CUSIP
                                                                    -----------

This Certifies that

                                    SPECIMEN
                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

is the owner of


FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $0.01 EACH OF THE CLASS A-1 COMMON STOCK OF

UICI transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


/s/                                         /s/
SECRETARY                                   CHAIRMAN, CHIEF EXECUTIVE OFFICER
                                            AND PRESIDENT

                [UICI SEAL]

                                       COUNTERSIGNED AND REGISTERED:
                                       MELLON INVESTOR SERVICES LLC
                                       BY
                                       TRANSFER AGENT AND REGISTRAR

                                                            AUTHORIZED SIGNATURE

[THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ISSUED IN A TRANSACTION THAT WAS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS.]

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN TRANSFER AND OTHER RESTRICTIONS SET FORTH IN THE STOCKHOLDERS AGREEMENT, DATED AS OF APRIL 5, 2006, AMONG UICI AND CERTAIN OF ITS STOCKHOLDERS, AND AMONG OTHER THINGS, MAY NOT BE OFFERED OR SOLD EXCEPT IN COMPLIANCE WITH SUCH TRANSFER RESTRICTIONS AND APPLICABLE SECURITIES LAW. A COPY OF SUCH STOCKHOLDERS AGREEMENT IS ON FILE WITH THE SECRETARY OF THE COMPANY AND IS AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST THEREFOR. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF THE AFORESAID AGREEMENT.


         For Value Received,                         hereby sell, assign
                            ------------------------
and transfer unto
                  -------------------------------------------------------------

                                                                         Shares
------------------------------------------------------------------------
represented by the within Certificate, and do hereby irrevocably constitute and appoint:

                                                                    Attorney
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to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.


Dated:
       --------------------

         In presence of
                        -------------------------------------------------------

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NOTICE. THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.